UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2025

Commission File Number 000-22496

RADIUS RECYCLING, INC.
(Exact name of registrant as specified in its charter)

OREGON	93-0341923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

222 SW Columbia Street, Suite 1150, Portland, Oregon	97201
(Address of principal executive offices)	(Zip Code)

(503) 224-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	RDUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure

Preliminary Results for the Third Quarter of Fiscal 2025
Radius Recycling, Inc. (the “Company”) today announced preliminary results for its fiscal 2025 third quarter ended May 31, 2025. The Company expects net loss to be approximately ($16) million and adjusted EBITDA to be approximately $22 million, reflecting significant improvements sequentially and year-over-year. The Company expects to report financial results for its fiscal 2025 third quarter ended May 31, 2025 on Tuesday, July 1, 2025. As a result of the pending merger with Toyota Tsusho America, Inc. (“TAI”), the Company will not be holding a third quarter earnings conference call or webcast.

The forward-looking statements included herein provide preliminary information based on the Company’s current estimates and expectations and remain subject to change and finalization based on management’s ongoing review of results of the quarter and completion of all quarter-end close processes.

Pending Merger
As previously announced, on March 13, 2025, the Company, TAI and TAI Merger Corporation, a wholly owned subsidiary of TAI (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger as a wholly owned subsidiary of TAI.

As previously announced, on June 5, 2025, the Company held a special meeting of shareholders, at which the Company’s shareholders approved the proposal to approve the Merger Agreement. The closing of the Merger remains subject to the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement, including the receipt of certain regulatory approvals. Assuming timely satisfaction of necessary closing conditions, the parties to the Merger Agreement expect the Merger to close during the second half of calendar year 2025.

Non-GAAP Financial Measures

This current report on Form 8-K contains performance based on adjusted EBITDA, which is a non-GAAP financial measure as defined under SEC rules. As required by SEC rules, the Company has provided a reconciliation of this measure for each period discussed to the most directly comparable U.S. GAAP measure. Management believes that providing this non-GAAP financial measure adds a meaningful presentation of the Company’s results from business operations excluding restructuring charges and other exit-related activities, charges for legacy environmental matters (net of recoveries), amortization of capitalized cloud computing implementation costs, asset impairment charges, business development costs not related to ongoing operations including pre-acquisition and merger expenses, and the income tax benefit allocated to these adjustments, items which are not related to underlying business operational performance, and improves the period-to-period comparability of our results from business operations. This non-GAAP financial measure should be considered in addition to, but not as a substitute for, the most directly comparable U.S. GAAP measure.

Reconciliation of adjusted EBITDA
($ in millions)	Three Months Ended
	May 31,2025 (expected)	February 28, 2025	May 31, 2024
Net income (loss)	$(16)	$(33)	$(199)
Plus interest expense	9	9	7
Plus income tax expense (benefit)	—	(4)	(45)
Plus depreciation and amortization	24	24	24
Plus business development costs	5	3	—
Plus restructuring charges and other exit-related activities	—	1	3
Plus other asset impairment charges	—	—	—
Plus charges (recoveries) for legacy environmental matters, net(1)	—	—	—
Plus amortization of cloud computing software costs(2)	—	—	—
Plus goodwill impairment charges	—	—	216
Adjusted EBITDA(3)	$22	$—	$9

(1)	Legal and environmental charges, net of recoveries, for legacy environmental matters including those related to the Portland Harbor Superfund site and to other legacy environmental loss contingencies.

(2)
Amortization of cloud computing software costs consists of expense recognized in cost of goods sold and selling, general, and administrative expense resulting from amortization of capitalized implementation costs for cloud computing IT systems. This expense is not included in depreciation and amortization.

(3)	May not foot due to rounding.

Forward-Looking Statements

Statements and information included in this current report on Form 8-K by Radius Recycling, Inc. that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Except as noted herein or as the context may otherwise require, all references in this 8-K to “we,” “our,” “us,” “the Company,” “Radius Recycling,” and “Radius” refer to Radius Recycling, Inc. and its consolidated subsidiaries.

Forward-looking statements in this current report on Form 8-K include statements regarding future events or our expectations, intentions, beliefs, and strategies regarding the future, which may include statements regarding our proposed Merger with TAI; the impact of equipment upgrades, equipment failures, and facility damage on production, including timing of repairs and resumption of operations; the realization of insurance recoveries; the Company’s outlook, growth initiatives, or expected results or objectives, including pricing, margins, volumes, and profitability; completion of acquisitions and integration of acquired businesses; the progression and impact of investments in processing and manufacturing technology improvements and information technology systems; the impact of sanctions and tariffs, quotas, and other trade actions and import restrictions; the impacts of supply chain disruptions, inflation, and rising interest rates; liquidity positions; our ability to generate cash from continuing operations; trends, cyclicality, and changes in the markets we sell into; strategic direction or goals; targets; changes to manufacturing and production processes; the realization of deferred tax assets; planned capital expenditures; the cost of and the status of any agreements or actions related to our compliance with environmental and other laws; expected tax rates, deductions, and credits; the impact of pandemics, epidemics, or other public health emergencies; the impact of labor shortages or increased labor costs; obligations under our retirement plans; benefits, savings, or additional costs from business realignment, cost containment, and productivity improvement programs; the potential impact of adopting new accounting pronouncements; and the adequacy of accruals.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “outlook,” “target,” “aim,” “believes,” “expects,” “anticipates,” “intends,” “assumes,” “estimates,” “evaluates,” “may,” “will,” “should,” “could,” “opinions,” “forecasts,” “projects,” “plans,” “future,” “forward,” “potential,” “probable,” and similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.

We may make other forward-looking statements from time to time, including in reports filed with the Securities and Exchange Commission, press releases, presentations, and on public conference calls. All forward-looking statements we make are based on information available to us at the time the statements are made, and we assume no obligation to update any forward-looking statements, except as may be required by law. Our business is subject to the effects of changes in domestic and global economic conditions and a number of other risks and uncertainties that could cause actual results to differ materially from those included in, or implied by, such forward-looking statements. Some of these risks and uncertainties are discussed in “Item 1A. Risk Factors” of Part I of our most recent Annual Report on Form 10-K and Part II of our most recent Quarterly Report on Form 10-Q. Examples of these risks include: the completion of the Merger is subject to various risks and uncertainties related to, among other things, its terms, timing, structure, benefits, costs and completion; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the disruption of management’s attention from the Company’s ongoing business operations due to the Merger; the effect of the announcement of the Merger on the Company’s relationships with its customers, third-party suppliers, industrial vendors and other third parties, as well as its operating results and business generally; the potential difficulties in employee retention as a result of the Merger; the Merger Agreement may be terminated in circumstances that may require the Company to pay TAI a termination fee; the fact that, if the Merger is completed, shareholders will forgo the opportunity to realize the potential long-term value of the successful execution of the Company’s current strategy as an independent company; required approvals to complete the Merger by our shareholders and the receipt of certain regulatory approvals, to the extent required, and the timing and conditions for such approvals; the stock price of the Company may decline significantly if the merger is not completed; the possibility that TAI could, at a later date, engage in unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of the Company’s assets to one or more purchasers, that could conceivably produce a higher aggregate value than that available to shareholders in the Merger; the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to satisfy the closing conditions to the Merger; potential environmental cleanup costs related to the Portland Harbor Superfund site or other locations; the impact of equipment upgrades, equipment failures, and facility damage on production; failure to realize or delays in realizing expected benefits from capital and other projects, including investments in processing and manufacturing technology improvements and information technology systems; the cyclicality and impact of general economic conditions; the impact of inflation and interest rate and foreign currency fluctuations; changing conditions in global markets including the impact of sanctions and tariffs, quotas, and other trade actions and import restrictions; increases in the relative value of the U.S. dollar; economic and geopolitical instability including as a result of military conflict; volatile supply and demand conditions affecting prices and volumes in the markets for raw materials and other inputs we purchase; significant decreases in recycled metal prices; imbalances in supply and demand conditions in the global steel industry; difficulties associated with acquisitions and integration of acquired businesses; supply chain disruptions; reliance on third-party shipping companies, including with respect to freight rates and the availability of transportation; restrictions on our business and financial covenants under the agreement governing our bank credit facilities; potential limitations on our ability to access capital resources and existing credit facilities; the impact of impairment of goodwill and assets other than goodwill; the impact of pandemics, epidemics, or other public health emergencies; inability to achieve or sustain the benefits from productivity, cost savings, and restructuring initiatives; inability to renew facility leases; customer fulfillment of their contractual obligations; the impact of consolidation in the steel industry; product liability claims; the impact of legal proceedings and legal compliance; the impact of climate change; the impact of not realizing deferred tax assets; the impact of tax increases and changes in tax rules; the impact of one or more cybersecurity incidents; the impact of increasing attention to environmental, social, and governance matters; translation risks associated with fluctuation in foreign exchange rates; the impact of hedging transactions; inability to obtain or renew business licenses and permits; environmental compliance costs and potential environmental liabilities; increased environmental regulations and enforcement; compliance with climate change and greenhouse gas emission laws and regulations; the impact of labor shortages or increased labor costs; reliance on employees subject to collective bargaining agreements; and the impact of the underfunded status of multiemployer plans in which we participate.

Item 1.01 Entry into a Material Definitive Agreement

On June 16, 2025 (the “Effective Date”), the Company and certain of its subsidiaries entered into the sixth amendment (the “Sixth Amendment”) to its Third Amended and Restated Credit Agreement, dated as of April 6, 2016, by and among the Company, as the US Borrower, Schnitzer Steel Canada Ltd., as the Canadian borrower, the subsidiaries of the Company party thereto (the “Guarantors”), Bank of America, N.A., as administrative agent and the other lenders party thereto (the “Lenders”) (as amended prior to the Sixth Amendment, the “Existing Credit Agreement”, the Existing Credit Agreement, as amended pursuant to the Sixth Amendment, the “Amended Credit Agreement”). The Sixth Amendment makes certain modifications to the Existing Credit Agreement, including amendments that, among other things, (i) reduce the aggregate amount of revolving commitments available from $800 million to $625 million, (ii) increase certain addbacks included in the calculation of EBITDA (as defined in the Existing Credit Agreement), (iii) provide for certain additional periodic financial reporting, (iv) suspend (or extend the current suspension of) the maintenance covenants requiring compliance with a minimum permitted fixed charge coverage ratio and interest coverage ratio and (v) provide that the maintenance covenant requiring compliance with a minimum consolidated asset coverage ratio shall continue to be tested.

The foregoing summary of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the full and complete text of the Sixth Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits
10.1
Sixth Amendment, dated as of June 16, 2025, to Third Amended and Restated Credit Agreement dated as of April 6, 2016 by and among Radius Recycling, Inc., as the US Borrower, Schnitzer Steel Canada Ltd., as the Canadian Borrower, Bank of America, N.A., as Administrative Agent, and the other Lenders party thereto.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS RECYCLING, INC.
(Registrant)

Dated: June 20, 2025	By:	/s/ Stefano R. Gaggini
Name: Stefano R. Gaggini
Title: Senior Vice President and Chief Financial Officer